SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 3, 2015

Joey New York Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-180954	68-0682410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trump Tower I, 16001 Collins Ave. #3202, Sunny Isles Beach, Florida	33160
(Address of principal executive offices)	(Zip Code)

 (305) 948-9998
(Registrant's telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On August 3, 2015, Joey New York Inc.. (the "Registrant" or the 'Company") was notified by RBSM, LLP ("RBSM") that the firm resigned as the Registrant's independent registered public accounting firm RBSM was engaged by the Company on February 26, 2015. RBSM did not issue an audit report on the Company's financial statements.

During the period February 26, 2015 through August 3, 2015, the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such periods.

During the period February 26, 2015 and through August 3, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from RBSM is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On August 3, 2015  (the "Engagement Date"), the Company engaged Thayer O'Neal Company PLLC ("Thayer O'Neal ") as its independent registered public accounting firm for the Company's fiscal year ending February 28, 2015. The decision to engage Thayer O'Neal as the Company's independent registered public accounting firm has been approved by the Company's Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Thayer O'Neal regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Thayer O'Neal concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)      Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joey New York Inc.

Dated: August 14, 2015	By:	/s/ Joey Chancis
Name: Joey Chancis
Title : CEO, Principal Executive Officer bbb

By:	/s/ Richard Roer
Name: Richard Roer
Title :Principal Financial Officer